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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of Ramco-Gershenson Properties Trust on Form S-8 of our report dated February
28, 1997 appearing in the Annual Report on Form 10-K of Ramco-Gershenson Properties Trust for the year ended December 31, 1996.


/s/ Deloitte & Touche LLP
Detroit, Michigan
December 15, 1997